UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 15, 2009

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code  (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Prior Independent Registered Public Accounting Firm

On June 15, 2009, the Audit Committee of the Board of Directors (the "Audit Committee") of Overseas Shipholding Group, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent registered public accounting firm.

The reports of E&Y on the consolidated financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through June 15, 2009, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years.

There were no “reportable events,” as defined in Item 304 (a) (1) (v) of Regulation S–K, during the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through June 15, 2009.

The Company has provided E&Y with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (“SEC”) and requested E&Y to furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements. A copy of E&Y’s letter dated June 16, 2009 is attached as Exhibit 16.1 to this Form 8–K, filed on June 17, 2009.

(b)	Selection of New Independent Registered Public Accounting Firm

On June 17, 2009, the Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through June 17, 2009, neither the Company nor anyone on its behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” between the Company and E&Y (as defined in Item 304

(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event as described in Item 304 (a) (1) (v) of Regulation S–K.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 17, 2009	By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 16, 2009